UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2006

MAGSTAR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-1561	41-0780999
(State of or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 11th Avenue South, Hopkins, MN		55343
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (952) 935-6921

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Regulation FD Disclosure

As of January 3, 2006, MagStar Technologies, Inc. (the Company) has appointed Duane R. Bryngelson as Chief Operating Officer of the Company.  Mr. Bryngelson formerly served as the Vice President of Operations for the Company.  The Company has also appointed Ted A. Colvin as the Vice President of Sales and Marketing, replacing Kirby Bayerle, who resigned to pursue other interests.  Mr. Colvin was formerly the Sales and Product Manager for the Company’s Quickdraw Conveyor product line.  Both David E. Helgerson, Chief Technology Officer, and Jon L. Reissner, Secretary, President, and Chief Executive Officer, continue to serve in their current roles

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGSTAR TECHNOLOGIES, INC.

Dated: January 9, 2006	By	/s/ Jon L. Reissner
Jon L. Reissner
Its: President and Chief Executive Officer